Exhibit 99.1

HeartSciences Provides Business Update and Reports Fiscal 2025 Financial Results

Southlake, TX, July 24, 2025 (GLOBE NEWSWIRE) – HeartSciences Inc. (Nasdaq: HSCS; HSCSW) ("HeartSciences" or the "Company"), an artificial intelligence (“AI”)-powered medical technology company transforming ECGs/EKGs to enable earlier detection of heart disease, today announced its financial results for the fiscal year ended April 30, 2025, and provided a business update highlighting significant strategic progress.

Fiscal 2025 and Business Highlights

HeartSciences made substantial advancements during fiscal year 2025, marking a pivotal shift in its strategy to enhance the clinical value of ECGs through AI and cloud-based technologies that can be deployed across diverse healthcare settings—from major hospital systems to mobile nurse-led testing services.

MyoVista Insights™ Software Platform

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HeartSciences successfully developed and launched its MyoVista Insights, a cloud-native software platform designed to modernize legacy ECG management systems and serve as a marketplace for AI-ECG algorithms. The platform is being designed to be used with existing ECG devices and integrate into hospital EHR systems thus seamlessly integrating itself into clinical workflows while eliminating the need to buy new devices.
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MyoVista Insights enables clinical institutions to access both HeartSciences’ and third-party AI-ECG algorithms from the millions of ECG devices already in use globally.
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The platform began a phased rollout in May 2025, launching at early adopter reference sites. Phase 2 will be launched alongside the Company’s first cloud-based algorithm for detecting reduced ejection fraction, which is targeted for FDA submission in the first half of calendar year 2026 with potential clearance later that year.
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Ultimately, the Company aims for MyoVista Insights to become the first cloud-native ECG management software stack, replacing outdated, on-premise solutions in a multibillion-dollar market.

MyoVista® wavECG™ Device

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HeartSciences is nearing FDA 510(k) submission for its MyoVista wavECG device, with most final testing now complete.
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In July 2025, the American Society of Echocardiography released updated guidelines for evaluating Left Ventricular Diastolic Dysfunction (“LVDD”), placing increased emphasis on the echocardiographic measure for impaired cardiac relaxation (e’) and now requiring age-based threshold adjustments.
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The device’s embedded algorithm for detecting impaired cardiac relaxation already incorporates age-adjusted measures, previously agreed with the FDA. HeartSciences is now evaluating alignment with the newly published standards prior to submission, with validation against our existing FDA study dataset still available.

Other Key Highlights

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The Centers for Medicare & Medicaid Services (CMS) approved reimbursement of AI-ECG algorithms at $128 per test in the 2025 Hospital Outpatient Prospective Payment System (OPPS), in addition to standard ECG reimbursement.
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The FDA granted "Breakthrough Device" designation for HeartSciences’ aortic stenosis ECG algorithm.
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The Company continued expanding its intellectual property portfolio, including a key U.S. patent covering the estimation of echocardiographic parameters via ECG. HeartSciences now holds 44 granted patents worldwide.
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Ongoing growth of the Company’s institutional clinical partnerships and Scientific Advisory Board further supports clinical adoption and development.

Management Commentary

“The past year marked a turning point for HeartSciences as we move closer to commercialization and revenues in calendar 2026, pending regulatory clearances,” said Andrew Simpson, CEO of HeartSciences. “Our MyoVista Insights software has the potential to radically enhance the clinical utility of the ECG, one of the most widely used diagnostic tools in medicine today.”

“AI-ECG represents a once-in-a-generation opportunity to modernize an entire industry,” continued Simpson. “Most ECG systems still rely on outdated hardware and legacy software. HeartSciences is the only company building a fully integrated suite—next-gen ECG hardware, device-agnostic, cloud-native software, and proprietary AI-ECG algorithms—to deliver advanced cardiac diagnostics in every setting, from hospitals to mobile testing.”

Fiscal 2025 Financial Results

HeartSciences reported no meaningful revenue for fiscal year 2025. As of April 30, 2025, the Company had approximately $1.1 million in cash and cash equivalents, and $0.2 million in shareholders’ equity.

Subsequent to year-end:

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The Company raised $3.1 million gross proceeds through its ongoing Reg A+ offering.
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It also converted $0.9 million of debt into equity, further strengthening its balance sheet.

Complete financial results are available in HeartSciences’ Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission on July 24, 2025, and accessible via the Company’s website: www.heartsciences.com.

About HeartSciences

HeartSciences is a medical technology company focused on applying innovative AI-based technology to an ECG (also known as an EKG) to expand and improve ECG’s clinical utility. Millions of ECGs are performed every week and the Company's objective is to improve healthcare by making it a far more valuable cardiac screening tool, particularly in frontline or point-of-care clinical settings. HeartSciences has one of the largest libraries of AI-ECG algorithms and intends to provide these AI-ECG algorithms on a device agnostic cloud-based solution as well as a low-cost ECG hardware platform. Working with clinical experts, HeartSciences ensures that all solutions are designed to work within existing clinical care pathways, making it easier for clinicians to use AI-ECG technology to improve their patient's care and lead to better outcomes. HeartSciences' first product candidate for FDA clearance, the MyoVista® wavECG™, or the

MyoVista®, is a resting 12-lead ECG that is also designed to provide diagnostic information related to cardiac dysfunction which has traditionally only been available through the use of cardiac imaging. The MyoVista® also provides conventional ECG information in the same test.

For more information, please visit: https://www.heartsciences.com. X: @HeartSciences

Safe Harbor Statement

This announcement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are made under the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are relating to the Company's future financial and operating performance. All statements, other than statements of historical facts, included herein are "forward-looking statements" including, among other things, statements about HeartSciences' beliefs and expectations. These statements are based on current expectations, assumptions and uncertainties involving judgments about, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company's control. The expectations reflected in these forward-looking statements involve significant assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Potential risks and uncertainties include, but are not limited to, risks discussed in HeartSciences' Annual Report on Form 10-K for the fiscal year ended April 30, 2025, filed with the U.S. Securities and Exchange Commission (the "SEC") on July 24, 2025, and in HeartSciences' other filings with the SEC at www.sec.gov. Other than as required under U.S. securities laws, the Company does not assume a duty to update these forward-looking statements.

Investor Relations:

Integrous Communications

Mark Komonoski

Partner

Phone: 877-255-8483

Email: mkomonoski@integcom.us

Media Contact:

HeartSciences
Gene Gephart
+1-682-244-2578 Ext. 2024
info@heartsciences.com